UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Target Asset Allocation Funds

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TARGET MODERATE ALLOCATION FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

December     , 2012

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the “Proposal”) whereby Quantitative Management Associates LLC (“QMA” or the “New Subadviser”) would be retained as the sole subadviser for the Target Moderate Allocation Fund (the “Target Fund” or the “Portfolio”). The retention of QMA as sole subadviser would coincide with the implementation of a new investment strategy for the Portfolio. The shareholders’ meeting (the “Meeting”) is scheduled for March 15, 2013 at 1:00 p.m. Eastern time.

The Board of Trustees of Target Fund has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of Target Fund for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

The accompanying proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•

By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be considered.

•

By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered prior to 11:59 p.m. Eastern Time on the business day prior to the Meeting to be counted.

•

By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. on the business day prior to the Meeting to be counted.

•	In Person. By attending the meeting and voting your interest.

Thank you for your participation.

If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-431-9642 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart S. Parker

President

TARGET ASSET ALLOCATION FUNDS

Target Moderate Allocation Fund

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

March 15, 2013

To the Shareholders of the Target Moderate Allocation Fund, a series of Target Asset Allocation Funds:

Notice is hereby given that a special meeting of the shareholders of the Target Moderate Allocation Fund (the “Target Fund” or the “Portfolio”) of Target Asset Allocation Funds (the “Trust”) will be held at the offices of Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on March 15, 2013 at 1:00 p.m. Eastern time or at such adjourned time as may be necessary to vote (the “Meeting”). The purpose of the Meeting is to consider and act upon the Proposal listed below and to transact such other business as may properly come before the Meeting:

To approve a new subadvisory agreement between PI and Quantitative Management Associates LLC (“QMA” or the “New Subadviser”) with respect to the Portfolio.

The Proposal corresponds to the planned:

•

termination of Eagle Asset Management, Inc.; EARNEST Partners, LLC; Epoch Investment Partners, Inc.; Pacific Investment Management Company LLC; Hotchkis and Wiley Capital Management, LLC; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Vaughan Nelson Investment Management, L.P.; LSV Asset Management; Thornburg Investment Management, Inc.; and NFJ Investment Group LLC (collectively, the “Current Subadvisers”), the existing subadvisers for the Portfolio,

•	retention of QMA as the sole subadviser for the Portfolio,

•	implementation by the New Subadviser of a new investment strategy for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice,

•	name change for the Portfolio from the Target Moderate Allocation Fund to the Prudential Defensive Equity Fund, and

•	name change for the Trust to Prudential Investment Portfolios 16.

The Board of Trustees of the Portfolio (the “Board”) has fixed the close of business on December 19, 2012 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each full share of the Target Fund is entitled to one vote on the Proposal and each fractional share of the Target Fund is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board of Trustees of Target Asset Allocation Funds,

Deborah A. Docs

Secretary

Target Asset Allocation Funds

December     , 2012

TARGET ASSET ALLOCATION FUNDS

Target Moderate Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY STATEMENT DATED DECEMBER     , 2012

Special Meeting of Shareholders

To Be Held on March 15, 2013

This Proxy Statement is furnished in connection with a special meeting of shareholders of the Target Moderate Allocation Fund (the “Target Fund” or the “Fund” or the “Portfolio”), a series of Target Asset Allocation Funds (the “Trust”), and any adjournment thereof (the “Meeting”). The Board of Trustees of the Trust (the “Board”) has called the Meeting for shareholders to approve a new subadvisory agreement between PI and Quantitative Management Associates LLC (“QMA” or the “New Subadviser”) with respect to the Portfolio in connection with the implementation of a new investment strategy for the Portfolio. The proposal for appointment of a new subadviser is referred to herein from time to time as the “Proposal.” The Proposal will coincide with the implementation of a new investment strategy for the Portfolio.

The Proposal corresponds to the planned:

•

termination of Eagle Asset Management, Inc.; EARNEST Partners, LLC; Epoch Investment Partners, Inc.; Pacific Investment Management Company LLC; Hotchkis and Wiley Capital Management, LLC; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Vaughan Nelson Investment Management, L.P.; LSV Asset Management; Thornburg Investment Management, Inc.; and NFJ Investment Group LLC (collectively, the “Current Subadvisers”) as the existing subadvisers for the Portfolio,

•	retention of QMA as the sole subadviser for the Portfolio,

•	implementation by the New Subadviser of a new investment strategy for the Portfolio as described in greater detail in this Proxy Statement,

•	name change for the Portfolio from the Target Moderate Allocation Fund to the Prudential Defensive Equity Fund (referred to herein as the “QMA Portfolio” or the “Repositioned Portfolio”), and

•	name change for the Trust to Prudential Investment Portfolios 16.

The existing subadvisers for the Portfolio will be terminated, the New Subadviser will be retained, and the name change will be implemented only if shareholders approve the new subadvisory agreement with respect to the Portfolio.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077 on March 15, 2013 at 1:00 p.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Target Fund. This Proxy Statement will first be sent to shareholders of the Target Fund on or about January 11, 2013. The close of business on December 19, 2012 (the “Record Date”) has been fixed by the Board as the record date for the determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were             outstanding shares of the Target Fund.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342. A copy of this Proxy Statement is available at the Trust’s website at www.prudentialfunds.com/fundchanges.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust, which is is organized as a Delaware statutory trust, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Manager of the Target Fund. As of September 30, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $192.5 billion. Investment advisory services are currently provided to the Target Fund by the Manager at the addresses listed above and by the current subadvisers at their respective addresses listed in Exhibit A to this proxy statement.

Prudential Mutual Fund Services LLC (“PMFS”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Reasons for the Meeting

At Board meeting held on December 3-5, 2012 (the “Board Meeting”), the Board considered presentations made by the Manager and the New Subadviser concerning changes to the Target Fund’s subadvisory arrangements, investment strategy and name (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”). The Manager and the Board are proposing the New Subadviser in order to enable the Manager to have the New Subadviser implement a new investment strategy for the Portfolio.

Specifically, if the new subadvisory agreement between PI and QMA to serve as subadviser to the Portfolio is approved by the shareholders of the Target Fund, the effective date of the new strategy is expected to occur during the second quarter of 2013. In turn, if shareholders of the Target Fund approve the new subadvisory agreement between PI and QMA to serve as subadviser to the Portfolio, it is expected that (i) the name of the Portfolio will be changed from the Target Moderate Allocation Fund to the Prudential Defensive Equity Fund, and (ii) the name of the Trust will change from Target Asset Allocation Funds to Prudential Investment Portfolios 16.

If shareholders approve the Proposal, the Target Fund’s investment objective and investment strategy would be modified. The Target Fund currently seeks capital appreciation and a reasonable level of current income as its investment objective. If the Proposal is approved, the Repositioned Portfolio will seek capital appreciation as its investment objective.

The Repositioned Portfolio would, on average, have more equity exposure than the Target Fund under normal circumstances. The Target Fund invests in a diversified portfolio of equity and debt obligations under normal circumstances. The Target Fund may invest approximately 65% (and up to 70%) of total assets in common stocks of U.S. and foreign companies of all market capitalization ranges; may invest approximately 35% (and up to 40%) of total assets in debt securities of varying credit quality; and may invest up to 30% of total assets in foreign equity securities. The Repositioned Portfolio would normally invest at least 80% of investable assets (net assets plus borrowings for investment purposes, if any) in equity and equity-related securities. The Repositioned Portfolio, like the Target Fund currently, would be able to invest up to 25% of its total assets in derivatives, including options, futures and swaps.

QMA will seek to achieve long term equity market returns with less risk by rotating among U.S. equity sectors while also using volatility management techniques. QMA may utilize defensive instruments, such as volatility futures and options, as well as cash, in seeking to reduce downside risk for the Repositioned Portfolio (the “Defensive Equity strategy”). The investment strategy of the Target Fund and the investment strategy of the Repositioned Portfolio are described in more detail below. Sales by the Target Fund or the Repositioned Portfolio of portfolio securities in connection with the repositioning may result in increased brokerage costs and realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforward, if any, would be distributed to the shareholders.

The Board has approved the new subadvisory agreement, the hiring of QMA as the New Subadviser, the termination of the Current Subadvisers, the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to hire QMA as the New Subadviser to shareholders. The Proposal involves the approval of the appointment of the New Subadviser. If shareholders approve the Proposal, the Manager will retain the New Subadviser, the Current Subadvisers will be terminated, the Target Fund’s investment objective and investment strategy will change, and the name change for the Fund and the Trust will be implemented.

In the event Target Fund shareholders do not approve the Proposal, the proposed termination of Current Subadvisers as subadvisers for the Portfolio, the retention of QMA as sole subadviser for the Portfolio, the investment objective and strategy change, and the name change for the Target Fund and the Trust would not go into effect. Instead, the Target Fund would continue to operate in accordance with its current investment objective and investment strategy and the Board will consider other alternatives.

THE PROPOSAL

TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN

PRUDENTIAL INVESTMENTS LLC AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC

WITH RESPECT TO TARGET MODERATE ALLOCATION FUND

The Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust under the 1940 Act (collectively, the “Independent Trustees”), has approved, and recommends that the shareholders of the Portfolio approve, the appointment of QMA as the sole subadviser to the Target Fund. A copy of the proposed subadvisory agreement between PI and QMA is included as Exhibit B to this proxy statement. PI may terminate the Current Subadvisers without shareholder vote. PI and the mutual funds advised by PI (the “Funds”) operate under an exemptive order from the Securities and Exchange Commission that generally permits Pl to enter into or amend agreements with unaffiliated investment subadvisers with Board approval and without shareholder vote. PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. QMA is an affiliate of PI.

Comparative Fee and Expense Information

Subadvisory Fees. The subadvisory fees payable to the New Subadviser will be paid by the Manager and not by the Fund. The proposed contractual subadvisory fee rate between the Manager and QMA, and the current contractual subadvisory fee rates between the Manager and the Fund’s current sub-advisers, are shown below.

Name of Relevant Fund	Sub-adviser	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets *
Prudential Defensive Equity Fund (new name for the Target Fund if the Proposal is approved)	QMA	0.35% to $500 million; 0.30% over $500 million

Target Moderate Allocation Fund (current name of the Target Fund)	Eagle Asset Management, Inc.	0.50% to $50 million; 0.45% over $50 million

	EARNEST Partners, LLC	0.40%

	Epoch Investment Partners, Inc. (appointed as a subadviser in July 2012)	0.275% to $1 billion; 0.20% over $1 billion

	Pacific Investment Management Company LLC	0.25% to $1 billion; 0.225% over $1 billion

	Hotchkis and Wiley Capital Management, LLC	0.30%

	Marsico Capital Management, LLC	0.40% to $1.5 billion; 0.35% over $1.5 billion

	Massachusetts Financial Services Company	0.375% on first $250 million; 0.325% on next $250 million; 0.300% on next $250 million; 0.275% on next $250 million; 0.25% on next $500 million; 0.225% over $1.5 billion

Name of Relevant Fund	Sub-adviser	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets *
Target Moderate Allocation Fund (continued)	Vaughan Nelson Investment Management, L.P.	0.40% to $250 million; 0.35% over $250 million

	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% over $750 million

	Thornburg Investment Management, Inc.	0.35% to $100 million; 0.30% over $100 million

	NFJ Investment Group LLC	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million

*	For purposes of the fee calculations, the current sub-advisers (other than Hotchkis and Wiley Capital Management) aggregate fund assets they manage for PI that have substantially the same investment style. QMA does not currently subadvise any funds for PI with a style similar to that proposed for the Portfolio. As a result, there will be no aggregation of assets for purposes of the subadvisory fee calculation for the Prudential Defensive Equity Fund.

The Manager notes that the proposed subadvisory fee rate with respect to the Target Fund was separately negotiated between the Manager and the New Subadviser. The Manager recognizes that the net management fee to be retained by the Manager (i.e., investment management fees received by the Manager minus the subadvisory fees to be paid to the New Subadviser by the Manager) with respect to the Target Fund would be different than that retained by the Manager in connection with the current subadvisory arrangements. The investment management and subadvisory fee arrangements for the Target Fund reflect the negotiated business arrangements between the Manager and the relevant subadviser. The size of the Manager’s net investment management fee rate for a given fund (i.e., investment management fee rate minus subadvisory fee rate) will depend upon the fee arrangements that the Manager was able to negotiate with the relevant subadviser. Other than the different subadvisory fee rates, the proposed subadvisory agreement with QMA is substantially similar to the current subadvisory agreements for the Target Fund.

Considerations and Recommendation

The proposed Defensive Equity strategy will be a new strategy for QMA. The following are factors to consider regarding QMA and its extensive experience and capabilities:

•	Leader in innovative investing techniques. [1] QMA has pioneered the use of advanced analytics to enhance the investment decision-making process for more than 30 years.

•	Distinguished team. QMA has 37 investment professionals, including 13 PhDs, deployed across a wide array of disciplines who have worked closely together through different types of markets.

•	Robust research. Through ongoing research, QMA continues to find ways to enhance the adaptive, non-static nature of its investment process.

•

Asset allocation specialist. QMA is a leader in designing asset allocation strategies to help meet a broad range of investment objectives. QMA has been managing asset allocation strategies since 1975 and currently has approximately $49.7 billion in assets under management in these strategies.

•	Extensive experience in managing equity strategy for over 30 years. QMA currently has over $41 billion in assets under management in equity strategies.

[1]

In 2004, QMA became a registered investment adviser and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Prior to 2004, QMA’s investment management team operated for many years within one of Prudential Financial’s investment management units.

•	Volatility management strategies. QMA currently employs volatility management strategies in other portfolios, including Prudential Real Assets Fund.

The Board recommends the Proposal as being in the best interests of the Fund’s shareholders for the above reasons, in connection with the transition to the Repositioned Portfolio.

The Board considered the following factors, provided by PI, regarding the benefits of a transition to the Repositioned Portfolio:

•	Provides investors with the potential for returns comparable to returns on the broader equities market with potentially lower volatility than the broader equities market.

•	Potential for improved long-term fund performance.

•	May provide investors with the investment benefits of strategy that utilize a more flexible tactical asset allocation approach.

•	Repositioning the Fund responds to investor demand for products seeking equity market participation with relatively lower risk.

•	Potential for decreased expenses over time, as a result of increased marketability and asset growth.

•	QMA’s extensive investment expertise in managing equity strategies, some of which include volatility management strategies, in other funds and accounts.

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio’s investment strategy is set forth below. The Board approved these changes at the Board Meeting. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to the Proposal.

Current and Proposed Investment Objective. The investment objective of the Target Fund is to seek capital appreciation and a reasonable level of current income. The investment objective of the proposed Repositioned Portfolio is to seek long-term capital appreciation. The current and proposed investment objectives are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval. No assurance can be given that the Target Fund or the Repositioned Portfolio will achieve its investment objective.

Highlights of Proposed Changes in Investment Policies and Strategy

	Target Moderate Allocation Fund	Prudential Defensive Equity Fund
Investment Objective	Capital appreciation and a reasonable level of current income	Long-term capital appreciation
Investment Policies and Strategy

•    Invests in a diversified portfolio of equity and debt obligations.

•    May invest approximately 65% (and up to 70%) of total assets in common stocks of U.S. and foreign companies of all market capitalization ranges.

•    May invest approximately 35% (and up to 40%) of total assets in debt securities of varying credit quality.

•    May invest up to 30% of total assets in foreign equity securities

•    May invest up to 25% of total assets in derivatives (with up to 15% of net assets in swaps).

•    Under normal market conditions, the Fund will invest at least 80% of its investable assets (net assets plus borrowings for investment purposes, if any) in equity and equity-related securities. For purposes of the 80% policy, equity and equity-related securities include: (i) common and preferred stock (and securities convertible into, or that the New Subadviser expects to be exchanged for, common or preferred stock), (ii) exchange-traded funds (“ETFs”), and (iii) synthetic instruments and derivatives that have economic characteristics that are similar to equity securities, including certain options, futures and swaps, and exchange-traded notes (“ETNs”) whose interest or principal payments are linked to one or more equity securities or equity indices.

•    QMA will evaluate investments across equity market sectors, based on a variety of factors including, but not limited, to momentum, valuation, volatility and correlation.

	Target Moderate Allocation Fund	Prudential Defensive Equity Fund

•    QMA will allocate and periodically rebalance the portfolio across the different sectors, based on changes in the factors.

•    QMA may utilize defensive instruments, such as volatility futures and options as well as cash, in seeking to reduce downside risk.

•    Investment decisions will be determined using a combination of quantitative tools and the judgment of QMA’s investment professionals.

•    May invest up to 20% of total assets in debt securities of varying credit quality.

•    May invest up to 20% of total assets in securities of foreign issuers.

•    May invest up to 25% of total assets in derivatives, including options, futures and swaps.

Benchmark Index	S&P 500 Index and Customized Blend*	S&P 500 Index

*

The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. Barclays US Aggregate Bond (35%) includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; MSCI EAFE (13%) reflects stock price movements in Europe, Australia, and the Far East; Russell 3000® (52%) measures the performance of the largest 3,000 US companies. All indexes are unmanaged and do not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell index and Russell are trademarks of the Frank Russell Company. An investment cannot be made directly in an index.

New Subadviser

QMA, a registered investment adviser, is an indirect, a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of September 30, 2012, QMA had approximately $41 billion in assets under management worldwide. QMA’s address is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096.

Set forth below are the names, titles and principal occupations of the principal executive officers of QMA. QMA has no directors. Unless otherwise indicated, the address of each individual is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096. Some of the officers of QMA are also officers of PI.

Name	Position with QMA	Principal Occupations
Scott L. Hayward	Chief Executive Officer and Manager	Chief Executive Officer (since August 2005) of QMA; Senior Managing Director, Head of Client Relations (July 2004 to August 2005) of QMA; formerly Executive Vice President at Jennison Associates LLC (June 2003 to March 2006); formerly Managing Director at JP Morgan Fleming Asset Management (February 1998-June 2003)
Anthony D. Miele	Chief Financial Officer, Vice President and Manager	Chief Financial Officer (since January 2012) of QMA; Vice President and Controller (2006 - December 2012) of QMA; Director Financial Reporting (2001 - 2006) of QMA; formerly Director Financial Reporting (1999 - 2001) of Prudential Diversified Group;formerly Manager Financial Reporting of Prudential Financial Inc.;formerly Manager of Reporting of USLife/American General Insurance Company (1993-1996) and formerly Senior Auditor (1989 - 1993) at BDO Seidman.
Clark D. Pellington	Chief Compliance Officer and Vice President	Chief Compliance Officer (since December 2005) of QMA; formerly Vice President Compliance (July 1998- December 2005).
Roy Henriksson	Chief Investment Officer	Chief Investment Officer (since June 2012) of QMA; formerly Chief Investment Officer of Advanced Portfolio Management (June 2002 to June 2012).

Portfolio Managers for Repositioned Portfolio

Information about the portfolio managers to be responsible for the day-to-day management of the Repositioned Portfolio is set forth below.

Ted Lockwood is a Managing Director for QMA and head of QMA’s asset allocation area. He is also responsible for managing asset allocation portfolios, investment research, and new product development. Previously, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Dan co-manages several large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA’s managed account strategies, including its ADR portfolio. He previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Dan holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officers of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Some of the officers of PI are also officers of QMA and are noted below.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Kurt J. Byerly	Chief Financial Officer, Executive Vice President, Treasurer and Controller	Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Chief Financial Officer and Controller (since March 2008) of Prudential Mutual Fund Services LLC. Formerly, Director – Finance for Prudential Investments (2206 – 2008).

Valerie M. Simpson	Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly VicePresident-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Raymond A. O’Hara	Chief Legal Officer, Executive Vice President and Secretary	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Name	Position with PI	Principal Occupations
Christopher S. Cooper	Executive Vice President	Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).

Theodore J. Lockwood	Executive Vice President	Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of QMA (since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).

Kevin B. Osborn	Executive Vice President	Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC.

Set forth below is a list of the officers of the Fund who are also officers or directors of PI. None of these persons hold a position with QMA.

Name[1]	Position with the Fund	Position with PI
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Raymond O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
Judy A. Rice	Vice President	Chairman
Valerie Simpson	Chief Compliance Officer	Chief Compliance Officer and Vice President
Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President

[1]	Excludes Stuart S. Parker and Scott E. Benjamin, both of whom are officers of PI and serve as Interested Board Members of the Fund.

Substantially Similar Funds or Portfolios Managed by PI

PI does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Substantially Similar Funds or Portfolios Advised by the New Subadviser

QMA does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on December 3 - 5, 2012, to consider the Manager’s proposal to change the Portfolio’s subadvisory arrangements, investment objective, investment strategies, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning. The materials included, among other things, a detailed presentation by QMA of the new investment strategy, simulated portfolio performance information for the QMA strategy compared to actual historical performance of the Target Fund and benchmark indices, a comparative analysis of the investment management fee rate for the Repositioned Portfolio (unchanged from the Target Fund) and its estimated expenses compared to a peer group selected by Lipper, Inc. with investment policies and strategies similar to those of the Repositioned Portfolio.

At the Board Meeting, the Board, including a majority of the Independent Trustees, approved the termination of the existing subadvisory agreements relating to the Portfolio between the Manager and the Current Subadvisers, the execution of a subadvisory agreement relating to the Portfolio between the Manager and QMA, and certain changes to the Portfolio’s investment strategies as outlined above. At the Board Meeting, the Board received oral presentations from representatives of the Manager and QMA and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed subadvisory arrangements.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the proposed subadvisory arrangements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Target Fund by the Manager and Current Subadvisers under the current Management Agreement and the current subadvisory agreements and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and the New Subadviser under the new subadvisory agreement. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Manager and the New Subadviser under the new subadvisory agreement.

Investment Performance

Although the Board considered the historical performance of the Target Fund as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2012 as part of its annual consideration of the renewal of the Target Fund’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving QMA as the sole subadviser for the Repositioned Portfolio and that QMA would be implementing a new investment strategy for the Portfolio. Neither the Manager nor the New Subadviser manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Repositioned Portfolio. As a result, there was no directly comparable investment performance for the Repositioned Portfolio for the Board to review at the Board Meeting. The investment strategies to be used by QMA in connection with the Repositioned Portfolio are used by QMA in connection with its management of portions of other registered investment companies and/or pooled investment vehicles. At the Board Meeting, the Board reviewed simulated portfolio performance information for the QMA strategy along with historical performance of the benchmark indices for the Repositioned Portfolio, noting the limitations of simulated performance as an indication of future results and the differences between the benchmark indexes and the new investment strategies for the Repositioned Portfolio.

Other Matters

The Board considered that subadvisory fees are paid by PI to the subadviser(s) for the Portfolio. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Portfolio or its shareholders. Instead, any decrease in the effective subadvisory fee rate would increase the net investment management fee retained by PI. The net investment management fees to be retained by PI under the proposed subadvisory arrangement with QMA would be reviewed along with the above-described factors in connection with any proposed future renewal of the Portfolio’s investment management agreement or the proposed subadvisory agreement with QMA for the Portfolio.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and the New Subadviser at the Board Meeting, the Board concluded that approving the New Subadviser was in the best interests of the Portfolio and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing that the Trust enter into a new subadvisory agreement with the New Subadviser in order to enable the Manager to:

•	terminate the Current Subadvisers as subadvisers for the Target Fund;

•	retain QMA as the sole subadviser for the Portfolio;

•	change the Portfolio’s name from the Target Moderate Allocation Fund to the Prudential Defensive Equity Fund,

•	change the Trust’s name from Target Asset Allocation Funds to Prudential Investment Portfolios 16, and

•	have the New Subadviser implement a new investment strategy for the Portfolio.

Specifically, if the New Subadviser is approved by the shareholders of the Target Fund, the addition of the New Subadviser and the termination of the Current Subadvisers is expected to occur in the second quarter of 2013. In turn, once QMA becomes the sole subadviser to the Portfolio, it is expected that the name of the Portfolio will be changed from the Target Moderate Allocation Fund to the Prudential Defensive Equity Fund, and the name of the Trust will change from Target Asset Allocation Funds to Prudential Investment Portfolios 16.

If shareholders approval QMA as the New Subadviser, the Target Fund will change its investment objective and investment strategy and be repositioned as the Repositioned Portfolio. A comparison of the Target Fund’s and the Repositioned Portfolio’s investment objective and investment strategy is set forth below.

The Target Fund currently seeks capital appreciation and a reasonable level of current income as its investment objective. The Repositioned Portfolio would seek capital appreciation as its investment objective.

The Repositioned Portfolio would, on average, have more equity exposure than the Target Fund under normal circumstances. The Target Fund currently invests in a diversified portfolio of equity and debt obligations under normal circumstances. The Target Fund may invest approximately 65% (and up to 70%) of total assets in common stocks of U.S. and foreign companies of all market capitalization ranges; may invest approximately 35% (and up to 40%) of total assets in debt securities of varying credit quality; and may invest up to 30% of total assets in foreign equity securities. The Repositioned Portfolio would normally invest at least 80% of investable assets (net assets plus borrowings for investment purposes, if any) in equity and equity-related securities. The Repositioned Portfolio, like the Target Fund, currently, would be able to invest up to 25% of their respective total assets in derivatives, including options, futures and swaps.

QMA would seek to achieve long term equity market returns with less risk by rotating among U.S. equity sectors while also using volatility management techniques. QMA may utilize defensive instruments, such as volatility futures and options, as well as cash, in seeking to reduce downside risk for the Repositioned Portfolio (i.e., Defensive Equity strategy). Sales by the Target Fund or the Repositioned Portfolio of portfolio securities in connection with the repositioning may result in increased brokerage costs and realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforward, if any, would be distributed to the shareholders. QMA would evaluate investments across equity market sectors, based on a variety of factors including, but not limited, to momentum, valuation, volatility and correlation. QMA would allocate and periodically rebalance the Repositioned Portfolio across the different sectors, based on changes in the factors. Investment decisions would be made using a combination of quantitative tools and the judgment of QMA’s investment professionals. The Board believes that the retention of QMA as the New Subadviser, including obtaining access to its extensive experience and capabilities, will benefit the Target Fund’s shareholders.

The Board has approved the new subadvisory agreement under which QMA will serve as the New Subadviser, the termination of the Current Subadvisers, the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to hire QMA as the New Subadviser to shareholders. The Proposal involves the approval of the new subadvisory agreement between PI and QMA for the Portfolio. If shareholders approve the Proposal, the Manager will retain the New Subadviser, the Current Subadvisers will be terminated, the Target Fund’s investment objective and investment strategy will change, and the name change for the Fund and the Trust will be implemented.

In the event Target Fund shareholders do not approve the hiring of QMA as sole subadviser for the Portfolio, then the change in investment objective and strategies, the name changes, and termination of the Target Fund’s Current Subadvisers would not go into effect. Instead, the Target Fund would continue to operate in accordance with its current investment objective and strategy and the Board would consider alternatives.

THE BOARD OF TRUSTEES OF TARGET ASSET ALLOCATION FUNDS, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST the Proposal against the adjournment.

The presence, in person or by proxy, of one third of the shares entitled to vote, except when a larger quorum is required by federal law or the Trust’s by-laws or Declaration of Trust, shall constitute a quorum.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because the Proposal requires approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, abstentions and broker non-votes will have the effect of a vote against the Proposal. Abstentions and broker non-votes will not be considered for purposes of approving an adjournment of the Meeting.

In the event that sufficient votes to obtain a quorum have not been obtained by the Fund, the Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Fund would only take such actions if it believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve the Proposal at the Meeting. Therefore, shareholders who are against the Proposal should vote AGAINST the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposal described in this proxy statement and referenced on the proxy card.

The Proposal does not require separate voting by class. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to the Proposal. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Class A:

Class B:

Class C:

Class R:

Class X:

Class Z:

The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card on or about January 11-15, 2013. Supplemental solicitations may be made by mail, telephone, facsimile, electronic means or by personal interviews by representatives of the Fund. All costs and expenses directly related to this proxy solicitation will be paid by PI or its affiliates.

Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means as such email, or in person by officers or representatives of the Target Fund. In addition, Target Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if Target Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $100,000, which shall be borne by PI or its affiliates.

Revoking Voting Instructions

You may revoke any proxy card by giving another proxy or by letter revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

ADDITIONAL INFORMATION

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Target Fund as of the Record Date. To the knowledge of the Trust, there were no persons who owned beneficially 5% or more of the shares of any share class of the Target Fund as of the Record Date. Broker-dealers affiliated with the Manager received no commissions from the Trust with respect to the Target Fund during the twelve-month period ended October 31, 2012.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Manager know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your proxy cards promptly.

EXHIBIT A

Sub-adviser	Address

Eagle Asset Management, Inc.	880 Carrillon Parkway, St. Petersburg, FL 33716

EARNEST Partners, LLC	1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309

Epoch Investment Partners, Inc. (appointed as a subadviser effective July 2012)	640 Fifth Avenue, New York, New York 10019

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660

Hotchkis and Wiley Capital Management, LLC	725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439

Marsico Capital Management, LLC	1200 17th Street, Suite 1600, Denver, CO 80202

Massachusetts Financial Services Company	500 Boylston Street, Boston, Massachusetts 02116

Vaughan Nelson Investment Management, L.P.	600 Travis Street, Suite 6300, Houston, Texas 77002

LSV Asset Management	155 North Wacker Drive, Suite 4600, Chicago, IL 60606

Thornburg Investment Management, Inc.	2300 North Ridgetop Road, Santa Fe, NM 87506

NFJ Investment Group LLC	2100 Ross Avenue, Dallas, Texas 75201

A-1

EXHIBIT B

PRUDENTIAL INVESTMENT PORTFOLIOS 16

Prudential Defensive Equity Fund

SUBADVISORY AGREEMENT

Agreement made as of this             day of             , 2013 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and Quantitative Management Associates LLC, (the “Subadviser” or “QMA”), a New Jersey limited liability company.

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004, (the “Management Agreement”) with Target Asset Allocation Funds, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Prudential Defensive Equity Fund (the “Fund”), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager in writing and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available with prior written notice its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(e) The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(g) Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(k) The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5. (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a New Jersey limited liability company and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund’s portfolio) to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary, with a copy to QMA’s Chief Legal Officer at the same address.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11. The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12. In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser

13. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

15.	This Agreement shall be governed by the laws of the State of New York.

16. The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:
Name:
Title:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

BY:
Name:
Title:

TARGET ASSET ALLOCATION FUNDS Target Moderate Allocation Fund

Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102-4077

SPECIAL MEETING OF SHAREHOLDERS — March 15, 2013

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TARGET ASSET ALLOCATION FUNDS (THE “TRUST”) WITH RESPECT TO TARGET MODERATE ALLOCATION FUND (THE “FUND”), A SERIES OF THE TRUST. The undersigned hereby appoints Raymond O’Hara, Katherine P. Feld and Jonathan D. Shain as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of the Fund held of record by the undersigned on December 19, 2012, at the Meeting to be held on March 15, 2013 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE REFER TO THE PROXY STATEMENT DATED DECEMBER     , 2012 FOR DISCUSSION OF THE PROPOSAL. THE PROXY STATEMENT IS AVAILABLE ON THE FUND’S WEBSITE AT WW.INVESTMENTS.PRUDENTIAL.COM/FUNDCHANGES.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

This voting card is valid only when signed and dated. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com

3) Follow the instructions provided on website.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Proxy Card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not have to mail your proxy

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TARGET MODERATE ALLOCATION FUND

Please fill in box as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Target Asset Allocation Funds recommends voting FOR the Proposal.

	FOR	AGAINST	ABSTAIN

To approve a new subadvisory agreement between Prudential Investments LLC and Quantitative Management Associates LLC with respect to Target Moderate Allocation Fund	☐	☐	☐

IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.

Dated:

Signature	(Sign in the Box)